Exhibit 10.1

                            SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made effective as of the 13th day of April, 2015

AMONG:

          DSG GLOBAL INC. (FORMERLY BOREAL PRODUCTION INC.) a State of Nevada corporation having its executive offices at 8017 Kenyon Avenue, Los Angeles, California 90045 ("PUBCO")

AND:

          D.S.G. TAG SYSTEMS INC., a State of Nevada corporation with its executive offices at 214 - 5455 152nd Street, Surrey, BC, V3S 5A5 Canada

          ("PRIVECO")

AND:

          THE SHAREHOLDERS OF PRIVECO WHO BECOME PARTIES TO THIS AGREEMENT

          (the "SELLING SHAREHOLDERS")

WHEREAS:

A. Priveco carries on business in the design, manufacture, and marketing of fleet management solutions for the golf industry, as well as commercial, government and military applications;

B. the Selling Shareholders are the direct and beneficial owners of up to 100% of the issued and outstanding shares of Priveco;

C. Pubco has agreed to issue to the Selling Shareholders as of the Closing Date (as defined herein), 1 common share in the capital stock of Pubco for
     5.4935 common shares in in the capital stock of Priveco, for up to an aggregate of 20,000,000 common shares in the capital stock of Pubco for 100% of the 109,870,923 issued and outstanding common shares in the capital stock of Priveco;

D. Pubco also has agreed to issue to the Selling Shareholders as of the Closing Date, 1 common share purchase warrant in the capital stock of Pubco for 5.4935 common share purchase warrants in the capital stock of Priveco, for up to an aggregate of 7,553,773 common share purchase warrants in the capital stock of Pubco for 100% of the 41,488,000 issued and outstanding common share purchase warrants in the capital stock of Priveco; and

E. Upon the terms and subject to the conditions set forth in this Agreement, the Selling Shareholders who become parties to this Agreement have agreed to sell to Pubco all of the issued and outstanding common shares and common share purchase warrants of Priveco held by the Selling Shareholders in exchange for equivalent securities in the capital stock of Pubco.
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THEREFORE,  in  consideration  of the mutual  covenants  and  agreements  herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1.   DEFINITIONS

1.1 Definitions. The following terms have the following meanings, unless the context indicates otherwise:

     (a) "AGREEMENT" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

     (b) "CLOSING" shall mean the completion of the Transaction, in accordance with Section 7 hereof, at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

     (c) "CLOSING DATE" shall mean a date mutually agreed upon by Priveco and Pubco following the satisfaction or waiver by Pubco and Priveco of the conditions precedent set out in Sections 5.1 and (m) respectively;

     (d) "CLOSING DOCUMENTS" shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

     (e) "EXCHANGE ACT" shall mean the United States SECURITIES EXCHANGE ACT OF 1934, as amended;

     (f) "LIABILITIES" shall include any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;

     (g) "PRIVECO ACCOUNTING DATE" shall mean the date being that of the end of the most recent financial quarter of Priveco;

     (h) "PRIVECO FINANCIAL STATEMENTS" shall mean the audited balance sheet of Priveco dated as of the most recent fiscal year end of Priveco, together with related statements of income, cash flows, and changes in shareholder's equity for the most recent fiscal year end of Priveco and the unaudited balance sheet of Priveco dated as of the Priveco Accounting Date, together with related statements of income, cash flows, and changes in shareholder's equity for the interim period ended on the Priveco Accounting Date;

     (i) "PRIVECO SHARES" shall mean the issued and outstanding common shares of Priveco held by the Selling Shareholders;

     (j) "PRIVECO PREFERENCE SHARES" shall mean the 4,309,384 shares of Series A Preferred Stock of Priveco, representing 100% of the issued and outstanding preference shares in Priveco;

     (k) "PRIVECO SECURITIES" shall mean the Priveco Shares and the Priveco Warrants, as applicable;

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     (l) "PRIVECO  WARRANTS"  means  the  issued  and  outstanding  warrants  to purchase common shares of Priveco held by the Selling Shareholders, which warrants are exercisable until December 31, 2016 at the price of $0.23 per share.

     (m) "PUBCO SHARES" shall mean fully paid and non-assessable common shares of Pubco to be issued to the Selling Shareholders by Pubco upon Closing on the basis of 1 Pubco Share for 5.4935 Priveco Shares;

     (n) "PUBCO SECURITIES" shall mean the Pubco Shares and/or the Pubco Warrants, as applicable;

     (o) "PUBCO WARRANTS" shall mean warrants to purchase common shares of Pubco at the price of $1.26 per share exercisable until December 31, 2016, to be issued on the basis of 1 Pubco Warrant for 5.4935 Priveco Warrants.

     (p) "SEC" shall mean the Securities and Exchange Commission;

     (q) "SECURITIES ACT" shall mean the United States SECURITIES ACT OF 1933, as amended;

     (r) "TAXES" shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments; and

     (s) "TRANSACTION" shall mean the purchase of the Priveco Securities by Pubco from the Selling Shareholders in consideration for the issuance of the Pubco Securities.

1.2  Schedules.  The  following  schedules are attached to and form part of this
     Agreement:

         Schedule 1     -    Selling Shareholders
         Schedule 2A    -    Certificate of Non-U.S. Shareholder
         Schedule 2B    -    Certificate of U.S. Shareholder
         Schedule 43    -    Directors and Officers of Pubco
         Schedule 54    -    Priveco Material Leases, Subleases, Claims, Capital
                             Expenditures, Taxes and Other Property Interests
         Schedule 65    -    Priveco Intellectual Property
         Schedule 76    -    Priveco Material Contracts
         Schedule 87    -    Priveco Employment Agreements and Arrangements
         Schedule 98    -    Priveco Subsidiaries

1.3 Currency. All references to currency referred to in this Agreement are in United States Dollars (US$), unless expressly stated otherwise.

2.   THE OFFER, PURCHASE AND SALE OF SHARES

2.1 Offer, Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Selling Shareholders hereby covenant and agree to sell, assign and transfer to Pubco, and Pubco hereby covenants and agrees to

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     purchase from the Selling  Shareholders all of the Priveco  Securities held by the Selling Shareholders.

2.2 Consideration. As consideration for the sale of the Priveco Securities by the Selling Shareholders to Pubco, Pubco shall allot and issue the Pubco Securities to the Selling Shareholders or their nominees in the amount set out opposite each Selling Shareholder's name in 0, on the basis of 1 Pubco Share for 5.4935 Priveco Shares and one Pubco Warrant for 5.4935 Priveco Warrants. The Selling Shareholders acknowledge and agree that the Pubco Securities are being issued pursuant to an exemption from the prospectus and registration requirements of the Securities Act. As required by applicable securities law, the Selling Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All certificates representing the Pubco Securities issued on Closing will be endorsed with the following legend pursuant to the Securities Act in order to reflect the fact that the Pubco Securities will be issued to the Selling Shareholders pursuant to an exemption from the registration requirements of the Securities Act:

     For Selling Shareholders not resident in the United States:

     "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

     NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

     For Selling Shareholders resident in the United States:

     "NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT

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     AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE  STATE SECURITIES LAWS.
     IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

2.3 Securities Exchange Procedure. Each Selling Shareholder may exchange his, her or its certificate representing the Priveco Securities by delivering such certificate to Pubco duly executed and endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Pubco Securities to the holder thereof, together with the applicable duly completed Certificate (the "CERTIFICATE"), a copy of which is set out in 0A or Schedule 2B.

2.4 Fractional Shares. Notwithstanding any other provision of this Agreement, no certificate for fractional Pubco Securities will be issued in the Transaction. In lieu of any such fractional shares the Selling Shareholders would otherwise be entitled to receive upon surrender of certificates representing the Priveco Securities for exchange pursuant to this Agreement, the Selling Shareholders will be entitled to have such fraction rounded up to the nearest whole number of Pubco Securities and will receive from Pubco a stock certificate representing same.

2.5 Restricted Securities. The Selling Shareholders acknowledge that the Pubco Securities issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

3.   REPRESENTATIONS AND WARRANTIES OF PRIVECO AND THE SELLING SHAREHOLDERS

     Priveco represents and warrants to Pubco, and acknowledges that Pubco is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pubco, as follows:

3.1 Organization and Good Standing. Priveco is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Priveco is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Priveco owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Priveco taken as a whole.

3.2 Authority. Priveco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "PRIVECO DOCUMENTS") to be signed by Priveco and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Priveco Documents by Priveco and the consummation of the transactions contemplated hereby have been duly authorized by Priveco's board of directors. No other corporate or shareholder proceedings on the part of Priveco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other

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     Priveco Documents when executed and delivered by Priveco as contemplated by this Agreement will be, duly executed and delivered by Priveco and this Agreement is, and the other Priveco Documents when executed and delivered by Priveco as contemplated hereby will be, valid and binding obligations of Priveco enforceable in accordance with their respective terms except:

     (a)  as  limited  by  applicable  bankruptcy,  insolvency,  reorganization,
          moratorium,   and  other   laws  of  general   application   affecting
          enforcement of creditors' rights generally;

     (b)  as  limited  by  laws  relating  to  the   availability   of  specific
          performance, injunctive relief, or other equitable remedies; and

     (c)  as limited by public policy.

3.3 Capitalization of Priveco. The entire authorized capital stock and other equity securities of Priveco consists of 200,000,000 common shares with a par value of $0.001 per share (the "Priveco Shares") and 150,000,000 preference shares (the "Priveco Preference Shares"). As of the date of this Agreement, there are 109,870,923 Priveco Common Shares and 4,309,384 Priveco Preference Shares issued and outstanding. There are also warrants outstanding to purchase 41,488,000 Priveco Common Shares (the "Priveco Warrants") exercisable until December 31, 2016at the price of $ 0.23 per share. All of the issued and outstanding Priveco Shares and Priveco Preference Shares have been duly authorized, are validly issued, were not issued in violation of, or subject to, any pre-emptive rights and are fully paid and non-assessable, the whole in full compliance with the laws of the State of Nevada. Notwithstanding the Priveco Warrants, there are no other outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Priveco to issue any additional Priveco Shares, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Priveco any Priveco Shares. There are no agreements purporting to restrict the transfer of the Priveco Shares, no voting agreements, shareholders' agreements, voting trusts, or other arrangements restricting or affecting the voting of the Priveco Shares.

3.4 Title and Authority of Selling Shareholders. All of the securities in the capital stock of Priveco held by the Selling Shareholders have been duly and validly issued and are outstanding as fully paid and non-assessable securities in the capital stock of Priveco. Shareholders of Priveco Shares. 1 contains a true and complete list of the holders of all issued and outstanding shares of the Priveco Shares including each holder's name, address and number of Priveco Shares held.

3.5 Managers, Directors and Officers of Priveco. The duly elected or appointed managers, directors and officers of Priveco are as set out in 3.

3.6 Corporate Records of Priveco. The corporate records of Priveco, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of Priveco is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the Shareholders and the board of directors of Priveco.

3.7 Non-Contravention. Neither the execution, delivery or performance of this Agreement, nor the consummation of the Transaction, will:

     (a) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in

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          the creation of any lien,  security  interest,  charge or  encumbrance upon any of the material properties or assets of Priveco or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Priveco or any of its subsidiaries, or any of their respective material property or assets;

     (b) violate any provision of the constating documents of Priveco, any of its subsidiaries or any applicable laws; or

     (c) violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Priveco, any of its subsidiaries or any of their respective material property or assets.

3.8 Actions and Proceedings. To the best knowledge of Priveco, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting Priveco, any of its subsidiaries or which involves any of the business, or the properties or assets of Priveco or any of its subsidiaries that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Priveco and its subsidiaries taken as a whole (a "PRIVECO MATERIAL ADVERSE EFFECT"). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Priveco Material Adverse Effect.

3.9  Compliance.

     (a) To the best knowledge of Priveco, Priveco and each of its subsidiaries is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Priveco and its subsidiaries;

     (b) To the best knowledge of Priveco, neither Priveco nor any of its subsidiaries is subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Priveco Material Adverse Effect;

     (c) Each of Priveco and its subsidiaries has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Priveco, threatened, and none of them will be adversely affected by the consummation of the Transaction; and

     (d) Each of Priveco and its subsidiaries has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Neither Priveco nor any of its subsidiaries has received any notice of any violation thereof, nor is Priveco aware of any valid basis therefore.

3.10 Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Priveco or any of its subsidiaries of the Transaction

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     contemplated  by this  Agreement  or to enable Pubco to continue to conduct
     Priveco's business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

3.11 Absence of Undisclosed Liabilities. Neither Priveco nor any of its subsidiaries has any material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that exceed $20,000, which have either been disclosed or:

     (a)  will be set forth in the Priveco Financial Statements;

     (b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Pubco; or

     (c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Priveco Financial Statements.

3.12 Tax Matters.

     (a)  As of the date hereof:

          (i) each of Priveco and its subsidiaries has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to Priveco or its subsidiaries, and

          (ii) all such returns are true and correct in all material respects;

     (b) each of Priveco and its subsidiaries has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a Priveco Material Adverse Effect;

     (c) neither Priveco nor any of its subsidiaries is presently under or has received notice of, any contemplated investigation or audit by regulatory or governmental agency of body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

     (d) all Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

     (e) to the best knowledge of Priveco, the Priveco Financial Statements will contain full provision for all Taxes including any deferred Taxes that may be assessed to Priveco or its subsidiaries for the accounting period ended on the Priveco Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Priveco Accounting Date or for any profit earned by Priveco on or prior to the Priveco Accounting Date or for which Priveco is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Priveco Financial Statements.

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3.13 Absence of Changes.  Since the Priveco  Accounting Date, neither Priveco or any of its subsidiaries has:

     (a) incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

     (b) sold, encumbered, assigned or transferred any material fixed assets or properties except for ordinary course business transactions consistent with past practice;

     (c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Priveco or its subsidiaries to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

     (d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

     (e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

     (f) suffered  any damage,  destruction  or loss,  whether or not covered by
         insurance,   that  materially  and  adversely   effects  its  business,
         operations, assets, properties or prospects;

     (g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

     (h) received notice or had knowledge of any actual or threatened labour trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

     (i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000;

     (j) other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

     (k) entered into any transaction other than in the ordinary course of business consistent with past practice; or

     (l) agreed, whether in writing or orally, to do any of the foregoing.

3.14 Absence of Certain Changes or Events. Since the Priveco Accounting Date, there will have not been:

     (a)  a Priveco Material Adverse Effect; or

     (b) any material change by Priveco in its accounting methods, principles or practices.

3.15 Subsidiaries. Except as set forth on 0, Priveco does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations. Each subsidiary of Priveco is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Each subsidiary of Priveco is duly qualified to do business  and  is  in  good  standing  as a  corporation  in  each  of  the jurisdictions in which Priveco owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Priveco and its subsidiaries taken as a whole. Priveco owns all of the shares of each subsidiary of Priveco and there are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating any subsidiary of Priveco to issue any additional common shares of such subsidiary, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from any subsidiary of Priveco any shares of such subsidiary.

3.16 Personal Property. Each of Priveco and its subsidiaries possesses, and has good and marketable title of all property necessary for the continued operation of the business of Priveco and its subsidiaries as presently conducted and as represented to Pubco. All such property is used in the business of Priveco and its subsidiaries. All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Priveco and its subsidiaries is owned by Priveco or its subsidiaries free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as disclosed in 0.

3.17 Intellectual Property

     (a) Intellectual Property Assets. Priveco and its subsidiaries own or hold an interest in all intellectual property assets necessary for the operation of the business of Priveco and its subsidiaries as it is currently conducted (collectively, the "INTELLECTUAL PROPERTY ASSETS"), including:

          (i)  all functional  business  names,  trading  names,  registered and
               unregistered   trademarks,   service  marks,   and   applications
               (collectively, the "MARKS");

          (ii) all  patents,  patent  applications,  and  inventions,   methods,
               processes and discoveries that may be patentable (collectively, the "PATENTS");

          (iii)all copyrights in both published works and unpublished works (collectively, the "COPYRIGHTS"); and

          (iv) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by

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
               Priveco   and  its   subsidiaries   as   licensee   or   licensor
               (collectively, the "TRADE SECRETS").

     (b) Agreements. Schedule 6 contains a complete and accurate list and summary description, including any royalties paid or received by Priveco and its subsidiaries, of all contracts and agreements relating to the Intellectual Property Assets to which Priveco and its subsidiaries is a party or by which Priveco and its subsidiaries is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $500 under which Priveco or its subsidiaries is the licensee. To the best knowledge of Priveco, there are no outstanding or threatened disputes or disagreements with respect to any such agreement.

     (c) Intellectual Property and Know-How Necessary for the Business. Except as set forth in 0, Priveco and its subsidiaries is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use without payment to a third party of all the Intellectual Property Assets. Except as set forth in 0, all former and current employees and contractors of Priveco and its subsidiaries have executed written contracts, agreements or other undertakings with Priveco and its subsidiaries that assign all rights to any inventions, improvements, discoveries, or information relating to the business of Priveco and its subsidiaries. No employee, director, officer or shareholder of Priveco or any of its subsidiaries owns directly or indirectly in whole or in part, any Intellectual Property Asset which Priveco or any of its subsidiaries is presently using or which is necessary for the conduct of its business. To the best knowledge of Priveco, no employee or contractor of Priveco or its subsidiaries has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than Priveco or its subsidiaries.

     (d) Patents. Neither Priveco nor any of its subsidiaries holds any right, title or interest in and to any Patent and Priveco has not filed any patent application with any third party. To the best knowledge of Priveco, none of the products manufactured and sold, nor any process or know-how used, by Priveco or any of its subsidiaries infringes or is alleged to infringe any patent or other proprietary night of any other person or entity.

     (e) Trademarks. Except as set out in 0, neither Priveco nor any of its subsidiaries holds any right, title or interest in and to any Mark and Priveco has not registered or filed any application to register any Mark with any third party. To the best knowledge of Priveco, none of the Marks, if any, used by Priveco or any of its subsidiaries infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

     (f) Copyrights. Schedule 6 contains a complete and accurate list and summary description of all Copyrights. Priveco and its subsidiaries is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims. If applicable, all registered Copyrights are currently in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. To the best knowledge of Priveco, no Copyright is infringed or has been challenged or threatened in any way and none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Copyrights have been marked with the proper copyright notice.

     (g) Trade Secrets. Each of Priveco and its subsidiaries has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. Each of Priveco and its subsidiaries has good title and an absolute right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and to the best knowledge of Priveco, have not been used, divulged, or appropriated either for the benefit of any person or entity or to the detriment of Priveco or any of its subsidiaries. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

3.18 Employees and Consultants. All employees and consultants of Priveco and its subsidiaries have been paid all salaries, wages, income and any other sum due and owing to them by Priveco or its subsidiaries, as at the end of the most recent completed pay period, or such amounts have been accrued, as indicated on the Priveco Financial Statements. Neither Priveco nor any of its subsidiaries is aware of any labor conflict with any employees that might reasonably be expected to have a Priveco Material Adverse Effect. To the best knowledge of Priveco, no employee of Priveco or any of its subsidiaries is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Priveco or its subsidiaries or any other nature of the business conducted or to be conducted by Priveco its subsidiaries.

3.19 Real Property. Except as set out in Schedule 5, neither Priveco nor any of its subsidiaries owns any real property. Each of the material leases, subleases, claims or other real property interests (collectively, the "LEASES") to which Priveco or any of its subsidiaries is a party or is bound, as set out in 0, is legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Priveco and its subsidiaries pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. Neither Priveco nor any of its subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

3.20 Material Contracts and Transactions. Schedule 7 attached hereto lists each material contract, agreement, license, permit, arrangement, commitment, instrument or contract to which Priveco or any of its subsidiaries is a party (each, a "CONTRACT"). Each Contract is in full force and effect, and there exists no material breach or violation of or default by Priveco or any of its subsidiaries under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Priveco or any of its subsidiaries. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Transaction contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract.

3.21 Certain Transactions. Neither Priveco nor any of its subsidiaries is a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

3.22 No Brokers. Neither Priveco nor any of its subsidiaries has incurred any independent obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Transaction contemplated by this Agreement.

3.23 Completeness of Disclosure. No representation or warranty by Priveco in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Pubco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

Notwithstanding   section  10.1  hereof,  the   representations  and  warranties
contained in this Section 3 shall survive the Closing indefinitely.

4.   REPRESENTATIONS AND WARRANTIES OF PUBCO

Pubco represents and warrants to Priveco and the Selling Shareholders and acknowledges that Priveco and the Selling Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Priveco or the Selling Shareholders, as follows:

4.1 Organization and Good Standing. Pubco is duly incorporated, organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Pubco is qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Pubco.

4.2 Authority. Pubco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "PUBCO DOCUMENTS") to be signed by Pubco and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Pubco Documents by Pubco and the consummation by Pubco of the transactions contemplated hereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of Pubco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Pubco Documents when executed and delivered by Pubco as contemplated by this Agreement will be, duly executed and delivered by Pubco and this Agreement is, and the other Pubco Documents when executed and delivered by Pubco, as contemplated hereby will be, valid and binding obligations of Pubco enforceable in accordance with their respective terms, except:

     (a)  as  limited  by  applicable  bankruptcy,  insolvency,  reorganization,
          moratorium,   and  other   laws  of  general   application   affecting
          enforcement of creditors' rights generally;

     (b)  as  limited  by  laws  relating  to  the   availability   of  specific
          performance, injunctive relief, or other equitable remedies; and

     (c)  as limited by public policy.

4.3 Capitalization of Pubco. The entire authorized capital stock and other equity securities of Pubco consists of 125,000,000 shares of common stock with a par value of $0.001 (the "PUBCO COMMON STOCK") and no authorized shares of preferred stock. As of the date of this Agreement, there are 10,000,000 shares of Pubco Common Stock issued and outstanding. All of the issued and outstanding shares of Pubco Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. As of the date of this Agreement there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Pubco to issue any additional shares of Pubco Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Pubco any shares of Pubco Common Stock. There are no agreements purporting to restrict the transfer of the Pubco Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Pubco Common Stock.

4.4 Directors and Officers of Pubco. The duly elected or appointed directors and the duly appointed officers of Pubco are as listed on 0.

4.5 Corporate Records of Pubco. The corporate records of Pubco, as required to be maintained by it pursuant to the laws of the State of Nevada are accurate, complete and current in all material respects, and the minute book of Pubco is, in all material respects, correct and contains all material records required by the law of the State of Nevada in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Pubco.

4.6 Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

     (a) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Pubco under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Pubco or any of its material property or assets;

     (b) violate any provision of the applicable incorporation or charter documents of Pubco; or

     (c) violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Pubco or any of its material property or assets.

4.7 Validity of Pubco Securities Issuable upon the Transaction. The Pubco Securities to be issued to the Selling Shareholders upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

4.8 Actions and Proceedings. To the best knowledge of Pubco, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Pubco, threatened against Pubco which involves any of the business, or the properties or assets of Pubco that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Pubco taken as a whole (a "PUBCO MATERIAL ADVERSE Effect"). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Pubco Material Adverse Effect.

4.9  Compliance.

     (a) To the best knowledge of Pubco, Pubco is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Pubco;

     (b) To the best knowledge of Pubco, Pubco is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Pubco Material Adverse Effect;

     (c) Notwithstanding Pubco's annual report on Form 10-K for the year ended September 30, 2014, Pubco has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Pubco, threatened, and none of them will be affected in a material adverse manner by the consummation of the Transaction; and

     (d) Pubco has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Pubco has not received any notice of any violation thereof, nor is Pubco aware of any valid basis therefore.

4.10 Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Pubco of the Transaction contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.11 Absence of Undisclosed Liabilities. Pubco has no material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

     (a) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Priveco; or

     (b) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business.

4.12 Tax Matters.

     (a)  As of the date hereof:

          (i) Pubco has filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them, and

          (ii) all such returns are true and correct in all material respects;

     (b) Pubco has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof;

     (c) Pubco is not presently under and has not received notice of, any contemplated investigation or audit by the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof; and

     (d) All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency.

4.13 Absence of Changes. Except as contemplated in this Agreement or as disclosed in Pubco's filings with the United States Securities and Exchange Commission (the "PUBCO SEC FILINGS") , Pubco has not:

     (a) incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

     (b) sold, encumbered, assigned or transferred any material fixed assets or properties;

     (c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Pubco to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

     (d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

     (e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

     (f) suffered  any damage,  destruction  or loss,  whether or not covered by
         insurance,   that  materially  and  adversely   effects  its  business,
         operations, assets, properties or prospects;

     (g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

     (h) received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

     (i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000;

     (j) other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

     (k) entered into any transaction other than in the ordinary course of business consistent with past practice; or

     (l) agreed, whether in writing or orally, to do any of the foregoing.

4.14 Absence of Certain Changes or Events. Except as disclosed herein or in the Pubco SEC Filings, there has not been:

     (a)  a Pubco Material Adverse Effect; or

     (b) any material change by Pubco in its accounting methods, principles or practices.

4.15 Subsidiaries. Except as disclosed in this Agreement, Pubco does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

4.16 Personal Property. There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Pubco.

4.17 Employees and Consultants. Except as disclosed in the Pubco SEC Filings, Pubco does not have any employees or consultants.

4.18 Material Contracts and Transactions. Other than as expressly contemplated by this Agreement or as disclosed in the Pubco SEC Filings, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Pubco is a party except as disclosed in writing to Priveco.

4.19 No Brokers. Pubco has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Transaction contemplated by this Agreement.

4.20 Completeness of Disclosure. No representation or warranty by Pubco in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Priveco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

5.   CLOSING CONDITIONS

5.1 Conditions Precedent to Closing by Pubco. The obligation of Pubco to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by Pubco and Priveco. The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Pubco and may be waived by Pubco in its sole discretion.

     (a) Account Settlement. Priveco shall have entered into a binding settlement agreement with Westergaard Holding Ltd. ("Westergaard") for the settlement of all Priveco's debt to Westergaard in exchange for the issuance of Priveco common shares and/or Series A convertible preferred shares of Priveco, with the Series A convertible shares issuable in settlement of the principal portion due and the Priveco common shares issuance for the accured and unpaid interest, the whole upon terms and conditions acceptable to Pubco in its discretion. Without limiting the foregoing, the Series A convertible shares shall be redeemable by Priveco at the price of $1.25 per share.

     (b) Representations and Warranties. The representations and warranties of Priveco and of the Selling Shareholders set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Priveco will have delivered to Pubco a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Priveco in this Agreement are true and correct.

     (c) Performance. All of the covenants and obligations that Priveco and the Selling Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

     (d) Transaction Documents. This Agreement, the Priveco Documents, the Priveco Financial Statements and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Pubco, will have been executed and delivered to Pubco.

     (e) Third Party Consents. Pubco will have received duly executed copies of all third party consents and approvals contemplated by this Agreement, in form and substance reasonably satisfactory to Pubco.

     (f) No Liabilities. The Priveco Financial Statements will be free of any material liabilities in excess of $20,000,000 as of the Priveco Accounting Date, other than as expressly consented to by Pubco in writing.

     (g) Employment Agreements. Pubco will have received from Priveco copies of all agreements or arrangements that evidence the employment of all of the hourly and salaried employees of Priveco as set out on Schedule 8 attached hereto, which constitute all of the employees reasonably necessary to operate the business of Priveco substantially as presently operated.

     (h) No Material Adverse Change. No Priveco Material Adverse Effect will have occurred since the date of this Agreement.

     (i) No Action. No suit, action, or proceeding will be pending or threatened which would:

          (i) prevent the consummation of any of the transactions contemplated by this Agreement; or

          (ii) cause the Transaction to be rescinded following consummation.

     (j) Due Diligence Review of Financial Statements. Pubco and its accountants will be reasonably satisfied with their due diligence investigation and review of the Priveco Financial Statements.

     (k) Due Diligence Generally. Pubco and its solicitors will be reasonably satisfied with their due diligence investigation of Priveco that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction, including:

          (i) materials, documents and information in the possession and control of Priveco and the Selling Shareholders which are reasonably germane to the Transaction;

          (ii) without limiting the foregoing, all disclosures, materials, documents and information of Pubco to be delivered in respect of Schedules 3, 5, 6, 7, 8, and 9 of this Agreement;

          (iii)a physical inspection of the assets of Priveco by Pubco or its representatives; and

          (iv) title to the material assets of Priveco.

     (l) Compliance with Securities Laws. Pubco will have received evidence satisfactory to Pubco that the Pubco Securities issuable in the Transaction will be issuable without registration pursuant to the Securities Act in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S and Section 4(2) of the Securities Act of 1933.

          In order to establish the availability of the safe harbor from the registration requirements of the Securities Act for the issuance of the Pubco Securities to each Selling Shareholder or their nominees, Priveco will deliver to Pubco on Closing, the applicable Certificate duly executed by each Selling Shareholder.

     (m) Minimum Amount. Selling Shareholders holding in the aggregate at least 75% of the issued and outstanding Priveco Shares shall have executed and delivered this Agreement and agreed to the exchange of Priveco Securities for Pubco Securities as contemplated herein.

5.2 Conditions Precedent to Closing by Priveco. The obligation of Priveco and the Selling Shareholders to consummate the Transaction is subject to the satisfaction or written waiver by Priveco of the conditions set forth below by a date mutually agreed upon by Pubco and Priveco. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Priveco and the Selling Shareholders and may be waived by Priveco in its discretion.

     (a) Pubco shall be approved for participation in the Depository Trust Company's ("DTC") Withdrawal Agent Commission System ("DWAC").

     (b) Representations and Warranties. The representations and warranties of Pubco set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Pubco will have delivered to Priveco a certificate dated the Closing Date, to the effect that the representations and warranties made by Pubco in this Agreement are true and correct.

     (c) Performance. All of the covenants and obligations that Pubco are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Pubco must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

     (d) Transaction Documents. This Agreement, the Pubco Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Priveco, will have been executed and delivered by Pubco.

     (e) No Material Adverse Change. No Pubco Material Adverse Effect will have occurred since the date of this Agreement.

     (f) No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would:

          (i) prevent the consummation of any of the transactions contemplated by this Agreement; or

          (ii) cause the Transaction to be rescinded following consummation.

     (g) Outstanding Shares. On the Closing Date, after giving effect to the corporate actions described in above subsection (g), the issued and outstanding capital stock of Pubco shall consist of 30,000,000 Pubco Common Shares including:

          (i) 20,000,000 Pubco Common Shares issued pursuant to this Agreement; and

          (ii) 10,000,000 Pubco Common Shares held by the current shareholders of Pubco.

     (h) Resignation and Appointment of Officers and Directors. Effective upon Closing, Andrea Fehsenfeld shall resign as an officer and director of Pubco, and shall concurrently appoint: (i) Robert C. Silzer Sr. as President, CEO, Secretary and Treasurer of Pubco, and (ii) Robert C. Silzer, Senior, Keith Westergaard, Jason Sugarman, Rupert Wainwright and Stephen Johnston as directors of Pubco, the whole subject to the timely consent of each of the foregoing appointees;

     (i) Due Diligence Generally. Priveco will be reasonably satisfied with their due diligence investigation of Pubco that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction.

     (j) Minimum Amount. Selling Shareholders holding in the aggregate at least 75% of the issued and outstanding Priveco Shares shall have executed and delivered this Agreement and agreed to the exchange of Priveco Securities for Pubco Securities as contemplated herein.

6.   ADDITIONAL COVENANTS OF THE PARTIES

6.1 Notification of Financial Liabilities. Priveco and Pubco will immediately notify the other in accordance with Section 10.6 hereof, if either party receives any advice or notification from its independent certified public accounts that the other party has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of such party, any properties, assets, Liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive Closing and continue in full force and effect.

6.2 Access and Investigation. Between the date of this Agreement and the Closing Date, Priveco, on the one hand, and Pubco, on the other hand, will, and will cause each of their respective representatives to:

     (a) afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;

     (b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and

     (c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

     All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

6.3 Confidentiality. All information regarding the business of Priveco including, without limitation, financial information that Priveco provides to Pubco during Pubco's due diligence investigation of Priveco will be kept in strict confidence by Pubco and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Pubco or disclosed to any third party (other than Pubco's professional accounting and legal advisors) without the prior written consent of Priveco. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Priveco, Pubco will immediately return to Priveco (or as directed by Priveco) any information received regarding Priveco's business. Likewise, all information regarding the business of Pubco including, without limitation, financial information that Pubco provides to Priveco during its due diligence investigation of Pubco will be kept in strict confidence by Priveco and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Priveco or disclosed to any third party (other than Priveco's professional accounting and legal advisors) without Pubco's prior written consent. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Pubco, Priveco will immediately return to Pubco (or as directed by Pubco) any information received regarding Pubco's business.

6.4 Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

6.5 Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to the terms of this Agreement, Priveco and Pubco will not, directly or indirectly, solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Priveco or Pubco, as applicable, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Agreement.

6.6 Conduct of Priveco and Pubco Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Pubco otherwise consents in writing, Priveco will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. Likewise, from the date of this Agreement to the Closing Date, and except to the extent that Priveco otherwise consents in writing, Pubco will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

6.7 Certain Acts Prohibited - Priveco. Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, between the date of this Agreement and the Closing Date, Priveco will not, without the prior written consent of Pubco:

     (a) amend its Certificate of Incorporation, Articles of Incorporation or other incorporation documents;

     (b) incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Priveco except in the ordinary course of business;

     (c) dispose of or contract to dispose of any Priveco property or assets, including the Intellectual Property Assets, except in the ordinary course of business consistent with past practice;

     (d) issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the Priveco Shares, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

     (e)

          (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Priveco Shares, or

          (ii) split, combine or reclassify any Priveco Shares or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Priveco Shares; or

     (f) materially increase benefits or compensation expenses of Priveco, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

6.8 Certain Acts Prohibited - Pubco. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Pubco will not, without the prior written consent of Priveco:

     (a)  incur  any   liability  or   obligation  or  encumber  or  permit  the
          encumbrance of any properties or assets of Pubco except in the ordinary course of business consistent with past practice;

     (b) dispose of or contract to dispose of any Pubco property or assets except in the ordinary course of business consistent with past practice;

     (c) declare, set aside or pay any dividends on, or make any other distributions in respect of the Pubco Common Stock; or

     (d) materially increase benefits or compensation expenses of Pubco, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount to any such person.

6.9 Public Announcements. Pubco and Priveco each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their reasonable consent to such announcement.

6.10 Employment Agreements. Between the date of this Agreement and the Closing Date, Priveco will have made necessary arrangements to employ all of the hourly and salaried employees of Priveco reasonably necessary to operate such business substantially as presently operated. Priveco agrees to provide copies of all such agreements and arrangements that evidence such employment at or prior to Closing.

7.   CLOSING

7.1 Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for Pubco or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Priveco and Pubco, provided such undertakings are satisfactory to each party's respective legal counsel.

7.2 Closing Deliveries of Priveco and the Selling Shareholders. At Closing, Priveco and the Selling Shareholders will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Pubco:

     (a) copies of all resolutions and/or consent actions adopted by or on behalf of the Shareholders and the board of directors of Priveco evidencing approval of this Agreement and the Transaction, the whole as required by the constating documents of Priveco, including but not limited to any operating agreement among the Shareholders of Priveco;

     (b) if any of the Selling Shareholders appoint any person, by power of attorney or equivalent, to execute this Agreement or any other agreement, document, instrument or certificate contemplated by this agreement, on behalf of the Selling Shareholder, a valid and binding power of attorney or equivalent from such Selling Shareholder;

     (c) certificates, if issued, or equivalent document representing the Priveco Shares as required by Section 2.3 of this Agreement;

     (d) all certificates and other documents required by Sections 2.3 and 5.1 of this Agreement;

     (e) the Priveco Documents and any other necessary documents, each duly executed by Priveco, as required to give effect to the Transaction; and

     (f) copies of all agreements and arrangements required by Section 6.10 of this Agreement.

7.3 Closing Deliveries of Pubco. At Closing, Pubco will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Priveco:

     (a) copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Pubco evidencing approval of this Agreement and the Transaction;

     (b) all certificates and other documents required by Section (m) of this Agreement;

     (c) all certificates, stock powers, and other documents required for the cancellation or consolidation of a sufficient amount of Pubco common shares to comply with Section 5.2(g) herein; and

     (d) the Pubco Documents and any other necessary documents, each duly executed by Pubco, as required to give effect to the Transaction.

7.4 Delivery of Financial Statements. Prior to the Closing Date, Priveco will have delivered to Pubco the Priveco Financial Statements and financial statements for the three month interim period ended on the Priveco Accounting Date.

7.5 Additional Closing Delivery of Pubco. At Closing, Pubco will deliver or cause to be delivered the certificates representing the Pubco Securities.

8.   TERMINATION

8.1 Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

     (a)  mutual agreement of Pubco and Priveco;

     (b) Pubco, if there has been a material breach by Priveco or any of the Selling Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Priveco or the Selling Shareholders that is not cured, to the reasonable satisfaction of Pubco, within ten business days after notice of such breach is given by Pubco (except that no cure period will be provided for a breach by Priveco or the Selling Shareholders that by its nature cannot be cured);

     (c) Priveco, if there has been a material breach by Pubco of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Pubco that is not cured by the breaching party, to the reasonable satisfaction of Priveco, within ten business days after notice of such breach is given by Priveco (except that no cure period will be provided for a breach by Pubco that by its nature cannot be cured);

     (d) Pubco or Priveco, if the Transaction is not closed by APRIL 30, 2015, unless Pubco and Priveco agree to extend such date in writing; or

     (e) Pubco or Priveco if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.

8.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 0, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

9.   INDEMNIFICATION, REMEDIES, SURVIVAL

9.1 Certain Definitions. For the purposes of this Article 9, the terms "LOSS" and "LOSSES" mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Pubco or Priveco including damages for lost profits or lost business opportunities.

9.2 Agreement of Priveco to Indemnify. Priveco will indemnify, defend, and hold harmless, to the full extent of the law, Pubco and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Pubco and its shareholders by reason of, resulting from, based upon or arising out of:

     (a) the breach by Priveco of any representation or warranty of Priveco contained in or made pursuant to this Agreement, any Priveco Document or any certificate or other instrument delivered pursuant to this Agreement; or

     (b) the breach or partial breach by Priveco of any covenant or agreement of Priveco made in or pursuant to this Agreement, any Priveco Document or any certificate or other instrument delivered pursuant to this Agreement.

9.3 Agreement of the Selling Shareholders to Indemnify. The Selling Shareholders will indemnify, defend, and hold harmless, to the full extent of the law, Pubco and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Pubco and its shareholders by reason of, resulting from, based upon or arising out of:

     (a) any breach by the Selling Shareholders of Section 2.2 of this Agreement; or

     (b) any misstatement, misrepresentation or breach of the representations and warranties made by the Selling Shareholders contained in or made pursuant to the Certificate executed by each Selling Shareholder or their nominee as part of the share exchange procedure detailed in
          Section 2.3 of this Agreement.

9.4 Agreement of Pubco to Indemnify. Pubco will indemnify, defend, and hold harmless, to the full extent of the law, Priveco and the Selling Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Priveco and the Selling Shareholders by reason of, resulting from, based upon or arising out of:

     (a) the breach by Pubco of any representation or warranty of Pubco contained in or made pursuant to this Agreement, any Pubco Document or any certificate or other instrument delivered pursuant to this Agreement; or

     (b) the breach or partial breach by Pubco of any covenant or agreement of Pubco made in or pursuant to this Agreement, any Pubco Document or any certificate or other instrument delivered pursuant to this Agreement.

10.  MISCELLANEOUS PROVISIONS

10.1 Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until one year after the Closing Date.

10.2 Further Assurances. Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

10.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by Priveco, Pubco and those Selling Shareholders that hold a majority of the Priveco Shares held by all Selling Shareholders.

10.4 Expenses. Pubco will bear all costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of agents, representatives, legal and accountants.

10.5 Entire Agreement. This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

10.6 Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail

     (return receipt requested), postage prepaid, to the parties at the addresses (or at such other address for a party as will be specified by like notice) on the first page of this Agreement.

     All such notices and other communications will be deemed to have been received:

     (a)  in the case of personal delivery, on the date of such delivery;

     (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

     (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

     (d)  in the case of mailing, on the fifth business day following mailing.

10.7   Headings.  The headings  contained in this Agreement are for  convenience
       purposes   only  and  will  not   affect  in  any  way  the   meaning  or
       interpretation of this Agreement.

10.8 Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

10.9 Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

10.10 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

10.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

10.12 Gender. All references to any party will be read with such changes in number and gender as the context or reference requires.

10.13 Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the State of Nevada, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

10.14 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

10.15 Fax and PDF Execution. This Agreement may be executed by delivery of executed signature pages by fax or PDF document via Email and such execution will be effective for all purposes.

10.16 Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.


                      [THIS PART LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

DSG GLOBAL INC.

By: /s/Andrea Fehsenfeld
   --------------------------------------
   Andrea Fehsenfeld
   Authorized Signatory

DSG TAG SYSTEMS INC.

By: /s/Robert Silzer
   --------------------------------------
   Robert Silzer
   Authorized Signatory

                 SELLING SHAREHOLDER COUNTERPART EXECUTION PAGE

The undersigned hereby executes this counterpart signature page and joins in that certain SHARE EXCHANGE AGREEMENT AMONG DSG GLOBAL INC., DSG TAG SYSTEMS INC., AND THE SELLING SHAREHOLDERS AS SET OUT IN THE SHARE EXCHANGE AGREEMENT and acknowledges that this counterpart signature page may be affixed with other counterpart signature pages of substantially like tenor executed by parties, to constitute an original and which taken together shall be a single instrument.

The undersigned hereby represents and warrants to DSG GLOBAL INC. that the undersigned is and will be as of the Closing of the Share Exchange Agreement, the registered and beneficial owner of and will have good and marketable title to all of the securities of DSG TAG SYSTEMS INC. held by him, her or it and will hold such securities free and clear of all liens, charges and encumbrances whatsoever. The undersigned has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the registered, legal and beneficial title and ownership of the securities of DSG TAG SYSTEMS INC. held by it.

ACKNOWLEDGED AND AGREED TO THIS _____ day of __________________, 2014, BY:


-------------------------------------------------------------
(Name of Selling Shareholder- Please type or print)

-------------------------------------------------------------
(Signature and, if applicable, Office)

-------------------------------------------------------------
(Address of Selling Shareholder)

-------------------------------------------------------------
(City, State or Province, Postal Code of Selling Shareholder)

-------------------------------------------------------------
(Country of Selling Shareholder)

-------------------------------------------------------------
(Telephone number of Selling Shareholder)

-------------------------------------------------------------
(Identity Document No. of Selling Shareholder)

                                   SCHEDULE 1

                      TO THE SHARE EXCHANGE AGREEMENT AMONG

     DSG GLOBAL INC., DSG TAG SYSTEMS INC., AND THE SELLING SHAREHOLDERS OF
                              DSG TAG SYSTEMS INC.

                            THE SELLING SHAREHOLDERS

                                                                                  Total Number of
                                                  Number of Priveco               Securities to be
                                                   Securities held                 issued by Pubco
               Name                                 before Closing                   on Closing
               ----                                 --------------                   ----------
DSG Tag Systems Inc. (Common Shares)                  109,870,923                    20,000,000

DSG Tag Systems Inc. (Preferred Shares)                 4,309,384                           Nil

                                                   41,488,000 @ $0.23               7,553,773 @ 1.26
                                                 per share expiring on            per share expiring on
DSG Tag Systems Inc. (Warrants)                    December 31, 2016                December 31, 2016

                                   SCHEDULE 2A

                      TO THE SHARE EXCHANGE AGREEMENT AMONG

     DSG GLOBAL INC., DSG TAG SYSTEMS INC., AND THE SELLING SHAREHOLDERS OF
                              DSG TAG SYSTEMS INC.

                       CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of common stock (the "Pubco Shares"), and/or share purchase warrants (the "Pubco Warrants", and, together with the Pubco
Shares, the "Pubco Securities") of DSG Global Inc. a company incorporated pursuant to the laws of the State of Nevada ("Pubco"), to the undersigned, pursuant to that certain Share Exchange Agreement dated ___________ , 2014 (the "Agreement"), among Pubco, DSG Tag Systems Inc., a company incorporated pursuant to the laws of the State of Nevada ("Priveco") and the shareholders of Priveco as set out in the Agreement (each, a "Selling Shareholder"), the undersigned hereby agrees, acknowledges, represents and warrants that:

     1. the undersigned is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

     2. none of the Pubco Securities have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

     3. the undersigned understands and agrees that offers and sales of any of the Pubco Securities prior to the expiration of a period of one year after the date of original issuance of the Pubco Securities (the one year period hereinafter referred to as the Distribution Compliance Period) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution
Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

     4. the undersigned understands and agrees not to engage in any hedging transactions involving any of the Pubco Securities unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

     5. the undersigned is acquiring the Pubco Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Pubco Securities in the United States or to U.S. Persons;

     6. the undersigned has not acquired the Pubco Securities as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Pubco Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Pubco

Securities; provided, however, that the undersigned may sell or otherwise dispose of the Pubco Securities pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

     7. the statutory and regulatory basis for the exemption claimed for the sale of the Pubco Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

     8. the undersigned has not undertaken, and will have no obligation, to register any of the Pubco Securities under the U.S. Securities Act;

     9. Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholders contained in the Agreement and those of the undersigned contained in this Certificate, and the undersigned will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholders and/or the undersigned not being true and correct;

     10. the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Pubco Securities and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

     11. none of the Pubco Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Pubco Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

     12. the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Pubco Securities as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Pubco Securities;

     13. neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Pubco Securities;

     14. the Pubco Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

     15. the undersigned acknowledges and agrees that Pubco shall refuse to register any transfer of Pubco Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

     16. the undersigned understands and agrees that the Pubco Securities will bear the following legend:

         "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN)

         PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

         NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

     17. the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

                                           Date:                         , 20___
--------------------------------                -------------------------
Signature

--------------------------------
Print Name

--------------------------------
Title (if applicable)

--------------------------------
Address

--------------------------------

                                   SCHEDULE 2B

                      TO THE SHARE EXCHANGE AGREEMENT AMONG

     DSG GLOBAL INC., DSG TAG SYSTEMS INC., AND THE SELLING SHAREHOLDERS OF
                              DSG TAG SYSTEMS INC.

                         CERTIFICATE OF U.S. SHAREHOLDER

In connection with the issuance of common stock ("Pubco Common Stock") and/or share purchase warrants (the "Pubco Warrants", and, together with the Pubco Shares, the "Pubco Securities")of DSG Global Inc., a company incorporated pursuant to the laws of the State of Nevada ("Pubco"), to the undersigned, pursuant to that certain Share Exchange Agreement dated ___________ , 2014 (the "Agreement"), among Pubco, DSG Tag Systems Inc., a company incorporated pursuant to the laws of the State of Nevada ("Priveco") and the shareholders of Priveco as set out in the Agreement (each, a "Selling Shareholder"), the undersigned hereby agrees, acknowledges, represents and warrants that:

     1. Acquired Entirely for Own Account.

     The undersigned represents and warrants that he, she or it is acquiring the Pubco Securities solely for the undersigned's own account for investment and not with a view to or for sale or distribution of the Pubco Securities or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the Pubco Securities or any portion thereof in any transaction other than a transaction complying with the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and applicable state and provincial securities laws, or pursuant to an exemption therefrom. The undersigned also represents that the entire legal and beneficial interest of the Pubco Securities that he, she or it is acquiring is being acquired for, and will be held for, the undersigned's account only, and neither in whole nor in part for any other person or entity.

     2. Information Concerning Pubco.

     The undersigned acknowledges that he, she or it has received all such information as the undersigned deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Pubco Securities. The undersigned further acknowledges that he, she or it has received satisfactory and complete information concerning the business and financial condition of Pubco in response to all inquiries in respect thereof.

     3. Economic Risk and Suitability.

     The undersigned represents and warrants as follows:

     (a) the undersigned realizes that the Pubco Securities involves a high degree of risk and are a speculative investment, and that he, she or it is able, without impairing the undersigned's financial condition, to hold the Pubco Securities for an indefinite period of time;

     (b) the undersigned recognizes that there is no assurance of future profitable operations and that investment in Pubco involves substantial risks, and that the undersigned has taken full cognizance of and understands all of the risk factors related to the Pubco Securities;

     (c) the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax and financial advisors the suitability of an investment in Pubco for the particular tax and financial situation of the undersigned and that the undersigned and/or the undersigned's advisors have determined that the Pubco Securities is a suitable investment for the undersigned;

     (d) the financial condition and investment of the undersigned are such that he, she or it is in a financial position to hold the Pubco Securities for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the value of the Pubco Securities;

     (e) the undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of acquiring the Pubco Securities, or has a pre-existing personal or business relationship with Pubco or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of Pubco or such other person;

     (f) if the undersigned is a partnership, trust, corporation or other entity: (1) it was not organized for the purpose of acquiring the Pubco Securities (or all of its equity owners are "accredited investors" as defined in Section 6 below); (2) it has the power and authority to execute this Certificate and the person executing said document on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners and/or shareholders, whichever the case may be, are bona fide residents of said state;

     (g) the undersigned understands that neither Pubco nor any of its officers or directors has any obligation to register the Pubco Securities under any federal or other applicable securities act or law;

     (h) the undersigned has relied solely upon the advice of his or her representatives, if any, and independent investigations made by the undersigned and/or his or her the undersigned representatives, if any, in making the decision to acquire the Pubco Securities and acknowledges that no representations or agreements other than those set forth in the Share Exchange Agreement have been made to the undersigned in respect thereto;

     (i) all information which the undersigned has provided concerning the undersigned himself, herself or itself is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the issuance of the Pubco Securities, he, she or it will immediately provide such information to Pubco;

     (j) the undersigned confirms that the undersigned has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding acquiring the Pubco Securities; and

     (k) the undersigned is at least 21 years of age and is a citizen of the United States residing at the address indicated below.

     4. Restricted Securities.

     The undersigned acknowledges that Pubco has hereby disclosed to the undersigned in writing:

     (a) the Pubco Securities that the undersigned is acquiring have not been registered under the Securities Act or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

     (b) Pubco will make a notation in its records of the above described restrictions on transfer and of the legend described below.

     5. Legends.

     The undersigned agrees that the Pubco Common Stock will bear the following legends:

         "THESE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (III) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, OR (IV) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION, IN EACH CASE AFTER PROVIDING EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

     6. Suitable Investor.

     IN ORDER TO ESTABLISH THE QUALIFICATION OF THE UNDERSIGNED TO ACQUIRE THE PUBCO Securities, THE INFORMATION REQUESTED IN EITHER SUBSECTION 6(A) OR (B) BELOW MUST BE SUPPLIED.

     (a) The undersigned is an "accredited investor," as defined in Securities and Exchange Commission (the "SEC") Rule 501. An "accredited investor" is one who meets any of the requirements set forth below. The undersigned represents and warrants that the undersigned falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE UNDERSIGNED, SATISFY, BY PLACING AN "X" ON THE APPROPRIATE LINE BELOW.

_____ Category 1. A bank, as defined in Section 3(a)(2) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____ Category 2. A savings and loan association or other institution as defined in Section 3(a) (5) (A) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____ Category 3. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

_____ Category 4. An insurance company as defined in Section 2(13) of the Securities Act; or

_____ Category 5. An investment company registered under the Investment Company Act of 1940; or

_____     Category 6. A business  development company as defined in Section 2(a)
          (48) of the Investment Company Act of 1940; or

_____ Category 7. A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

_____ Category 8. A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of $5,000,000; or

_____ Category 9. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

_____     Category  10. A private  business  development  company  as defined in
          Section 202(a) (22) or the Investment Advisers Act of 1940; or

_____ Category 11. An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Interest, with total assets in excess of $5,000,000; or

_____     Category 12. A director or executive officer of Pubco; or

_____ Category 13. A natural person whose individual net worth, or joint net worth with that person's spouse, not accounting for their primary residence, at the time of this purchase exceeds $1,000,000; or

_____ Category 14. A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____ Category 15. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

_____ Category 16. An entity in which all of the equity owners are accredited investors.

     (b)  The   undersigned  is  not  an  accredited   investor  and  meets  the
requirements set forth below. PLEASE INDICATE THAT YOU, THE UNDERSIGNED, SATISFY THESE REQUIREMENTS BY PLACING AN "X" ON THE LINE BELOW.

_____ The undersigned, either alone or with the undersigned's representative, has such knowledge, skill and experience in business, financial and investment matters so that the undersigned is capable of evaluating the merits and risks of an investment in the Pubco Securities. To the extent necessary, the undersigned has retained, at the undersigned's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of owning the Pubco Securities. In addition, the amount of the undersigned's investment in the Pubco Securities does not exceed ten percent (10%) of the undersigned's net worth. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with acquiring the Pubco Securities.

     7. Understandings.

     The undersigned understands, acknowledges and agrees that:

     (a) no federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Pubco Securities;

     (b) this offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein;

     (c) the Pubco Securities are "restricted securities" in the U.S. under the Securities Act. There can be no assurance that the undersigned will be able to sell or dispose of the Pubco Securities. It is understood that in order not to jeopardize this offering's exempt status under Section 4(2) of the Act, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder;

     (d) the representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date the Pubco Common Stock is acquired as if made on and as of such date; and

     (e) THE PUBCO SECURITIES MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     IN WITNESS WHEREOF, I have executed this Certificate.

                                           Date:                         , 20___
--------------------------------                -------------------------
Signature

--------------------------------
Print Name

--------------------------------
Title (if applicable)

--------------------------------
Address

--------------------------------

                                   SCHEDULE 3

                      TO THE SHARE EXCHANGE AGREEMENT AMONG

     DSG GLOBAL INC., DSG TAG SYSTEMS INC., AND THE SELLING SHAREHOLDERS OF
                              DSG TAG SYSTEMS INC.

                        DIRECTORS AND OFFICERS OF PRIVECO

Directors:

ROBERT SILZER

KEITH WESTERGAARD

Officers:

ROBERT SILZER  (Chief Executive Officer, Officer, President, Secretary and
               Treasurer)

                                   SCHEDULE 4

                      TO THE SHARE EXCHANGE AGREEMENT AMONG

     DSG GLOBAL INC., DSG TAG SYSTEMS INC., AND THE SELLING SHAREHOLDERS OF
                              DSG TAG SYSTEMS INC.

                         DIRECTORS AND OFFICERS OF PUBCO

Directors:

ANDREA FEHSENFELD

Officers:

ANDREA FEHSENFELD  (Chief Executive Officer, Chief Financial Officer, President,
                   Secretary, Treasurer)

                                   SCHEDULE 5

                      TO THE SHARE EXCHANGE AGREEMENT AMONG

     DSG GLOBAL INC., DSG TAG SYSTEMS INC., AND THE SELLING SHAREHOLDERS OF
                              DSG TAG SYSTEMS INC.

        PRIVECO MATERIAL LEASES, SUBLEASES, CLAIMS, CAPITAL EXPENDITURES,
                     TAXES AND OTHER REAL PROPERTY INTERESTS

Lease Modification (Agreement) dated January 17, 2014 with BFC Projects Partnership for the lease of 5455 - 152nd Street, Unit 214, Surrey, British Columbia.

                                   SCHEDULE 6

                      TO THE SHARE EXCHANGE AGREEMENT AMONG

     DSG GLOBAL INC., DSG TAG SYSTEMS INC., AND THE SELLING SHAREHOLDERS OF
                              DSG TAG SYSTEMS INC.

                          PRIVECO INTELLECTUAL PROPERTY

             [TO BE COMPLETED AND DELIVERED BY DSG TAG SYSTEMS INC.]

      [IN ADDITIONAL TO PATENTS BELOW, PLEASE IDENTIFY ALL OTHER PATENTS OR
        PATENT LICENSES AND PROVIDE ALL RELATED AGREEMENTS AND CHAIN OF
                                TITLE DOCUMENTS

                      [NTD: PLEASE IDENTIFY ALL TRADEMARKS]

          Identifier:                                Description:
          -----------                                ------------

1   United States Patent No.    Abstract:  A  system  for GOLF  course  vehicle
    8,836,490                   management  can  include a TAG device  having a
                                transceiver and a vehicle  management  process.
                                The  vehicle  management  process  includes  an
    Date of Patent:             application  service for receiving the location
    September 16, 2014          of the tag  device  from  the  transceiver,  at
                                least one geographical zone, and a tracking module for comparing the location to the zone and generating an alert when the location is within the zone. Also included in the process is a control module for recognizing the alert.
                                The control module can initiate an action, such as performance of a vehicle control action by a vehicle controller device.

                                Inventors: Silzer, Sr.; Robert (Surrey, CA), Singer; Clint (Surrey, CA), Kurland; Ariel (Surrey, CA), Bratvold; Kirk (Surrey, CA), Doaga; Alex (Surrey, CA)

                                Assignee: DSG TAG Systems Inc. (Surrey, CA)

                                Appl. No.: 13/082,886

                                Filed: April 8, 2011

                                   SCHEDULE 7

                      TO THE SHARE EXCHANGE AGREEMENT AMONG

     DSG GLOBAL INC., DSG TAG SYSTEMS INC., AND THE SELLING SHAREHOLDERS OF
                              DSG TAG SYSTEMS INC.

                  PRIVECO (AND SUBSIDIARIES) MATERIAL CONTRACTS

             [TO BE COMPLETED AND DELIVERED BY DSG TAG SYSTEMS INC.]

                     With:          Dated:        Material Terms/Description:

1. Loan
   Agreement      A.Bosa & Co     08/31/2010    Loan for $250,000, documentation
                  (Kootenay)                    to be provided.

2. Loan           Canadian        02/15/2014    As per  agreement,  CMC has sold
   Agreement      Manufacturing                 all  the  intellectual  property
                  Corp.                         (IP)  related  to the touch unit
                                                in  exchange  for  804  DSG  Tag
                                                touch units for a purchase price
                                                of $1,231,128.  In addition, DSG
                                                will  pay CMC $22 per  unit  per
                                                month  for 48  months,  with the
                                                first   payment   commencing  on
                                                January   1,   2014.   DSG   may
                                                repurchase  the  804  units  for
                                                $1,275,000 worth of DSG shares.

3. Development                    February 15,  Development    Agreement   dated
   Agreement                      2014          February   15,   2014  for  "TAG
   dated                                        Touch."  As per  agreement,  CMC
                                                has  sold  all the  intellectual
                                                property  (IP)  related  to  the
                                                touch unit in  exchange  for 804
                                                DSG  Tag   touch   units  for  a
                                                purchase price of $1,231,128. In
                                                addition,  DSG  will pay CMC $22
                                                per  unit  per   month   for  48
                                                months,  with the first  payment
                                                commencing  on  January 1, 2014.
                                                DSG may repurchase the 804 units
                                                for  $1,275,000   worth  of  DSG
                                                shares. Agreement is attached.

4. Distributor    Yamaha        July 8, 2011    YGC will  act as a  distribution
   Agreement      Golf-Car                      of   DSG   products   and   will
   and Joint      Company                       co-develop   with   DSG   a  new
   Development                                  product   resulting   from   the
   Agreement                                    integration   of   DSG's   fleet
                                                management  and tracking  system
                                                into  YGC's  golf car  products.
                                                The  agreement  is for a term of
                                                three   years   subject   to  an
                                                automatic 1 year renewal  unless
                                                earlier terminated.

5. Sales          E-Z-GO        January 19,     DSG has appointed  E-Z-GO as its
   Commission     Division of   2012            non-exclusive              sales
   and Co-        Textron Inc.                  representative  for sales of DSG
   Marketing                                    products  within the territories
   Agreement                                    of North America, South America,
                                                Australia, Africa and Asia (east
                                                of  Bangladesh).   E-Z-GO  is  a
                                                leading global  manufacturer  of
                                                golf cars,  utility vehicles and
                                                personal   transportation.   The
                                                terms of the  agreement  is five
                                                years   subject   to   voluntary
                                                termination by either party with
                                                6 months  notice or  termination
                                                for cause  with 30 days  notice.
                                                Pursuant  to the  agreement  DSG
                                                shall pay to E-Z-GO a commission
                                                of USD$50 for every sale,  lease
                                                or  transfer  of a  DSG  product
                                                that is  installed  on an E-Z-GO
                                                Product.

                                   SCHEDULE 8

                      TO THE SHARE EXCHANGE AGREEMENT AMONG

     DSG GLOBAL INC., DSG TAG SYSTEMS INC., AND THE SELLING SHAREHOLDERS OF
                              DSG TAG SYSTEMS INC.

                 PRIVECO EMPLOYMENT AGREEMENTS AND ARRANGEMENTS

As of the date of this Agreement, the following hourly and salaried employees of Priveco are reasonably necessary to operate the business of Priveco as substantially presently operated:

Pat Parenti (VP of Sales and Services for North America and Europe) Mr. Parenti is paid a salary per month plus commission on sales made.

Clint Singer (Senior Engineer) - Mr. Singer is full-time, salaried employee.

Denise Beaudoin (Controller) -- Ms. Beaudoin is employed 35 hours per week and compensated on an hourly basis.

Michael Ma -(Staff Accountant) Mr. Ma is employed 35 hours per week and compensated on an hourly basis.

Katie Lin (accounts receivable) - Ms. Lin is a part-time employee (3 days per week) and compensated on an hourly basis.

Steve Scarborough (Field Support Technician). Mr. Scarborough is a full time employee. .

David Molenda (Director of Operations) -- Mr. Molenda is a full time employee.

Dan Price (Field Support Technician) -- Mr. Price is a full time employee in the UK.

                                   SCHEDULE 9

                      TO THE SHARE EXCHANGE AGREEMENT AMONG

     DSG GLOBAL INC., DSG TAG SYSTEMS INC., AND THE SELLING SHAREHOLDERS OF
                              DSG TAG SYSTEMS INC.

                                  SUBSIDIARIES

PUBCO:

NONE.

PRIVECO:

Name:                                     Jurisdiction:         Percentage Owned
-----                                     -------------         ----------------

DSG Tag Systems International, Ltd.       United Kingdom              100%